EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GOLDMAN SACHS MORTGAGE COMPANY,
as Assignor

GS MORTGAGE SECURITIES CORP.,
as Assignee

and

LYDIAN PRIVATE BANK,
as Seller and Servicer

Dated as of

April 1, 2006

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 1st day of April, 2006 (this “Assignment Agreement”), is among Lydian Private Bank (“Lydian”), as servicer (the “Servicer”), GS Mortgage Securities Corp., as assignee (the “Assignee”) and Goldman Sachs Mortgage Company, as assignor (the “Assignor”).

WHEREAS, Lydian sold to the Assignor, on a servicing retained basis, certain mortgage loans listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loans”) pursuant to the Flow Seller’s Warranties and Servicing Agreement dated as of November 1, 2005 (the “Flow SWSA”), the Purchase Price and Terms Letters dated as of March 28, 2005, the Purchase Price and Terms Letters dated as of December 14, 2005 and the Purchase Price and Terms Letters dated as of March 23, 2006 by and between the Assignor, as purchaser, and Lydian, as seller and servicer;

WHEREAS, the Assignor and JPMorgan Chase Bank, National Association (in such capacity, the “JPM Custodian”) have entered into a Custodial Agreement dated as of March 1, 2005 (the “Custodial Agreement”), pursuant to which the JPM Custodian has agreed to act on behalf of the Assignor and its successors and assigns, as the custodian of the Mortgage Loans;

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans, which are subject to the provisions of the Flow SWSA; and

WHEREAS, pursuant to a Master Servicing and Trust Agreement dated as of April 1, 2006 (the “Trust Agreement”), among the Assignee, as depositor, Citibank, N.A., as trustee (the “Trustee”), the JPMorgan Custodian, Wells Fargo Bank, N.A., as securities administrator, master servicer (in such capacity, the “Master Servicer”) and a custodian and Deutsche Bank National Trust Company, as a custodian, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee’s rights under the Flow SWSA, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder);

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Assignment and Assumption.  (a)

The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the Flow SWSA, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Flow SWSA, to the extent relating to the Mortgage Loans, from and after April 28, 2006, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Flow SWSA from and after April 28, 2006, to the extent relating to the Mortgage Loans.

(b)

The Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Flow SWSA.

(c)

The Servicer and the Assignor shall have the right to amend, modify or terminate the Flow SWSA without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.

Accuracy of Flow SWSA.  The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Flow SWSA, (ii) the Flow SWSA is in full force and effect as of the date hereof, (iii) the Flow SWSA has not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Flow SWSA.  Lydian, in its capacity as seller and/or servicer under the Flow SWSA, further represents and warrants that the representations and warranties contained in Section 3.1 of the Flow SWSA are true and correct on and as of April 28, 2006.

3.

Recognition of Assignee.  From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Flow SWSA, the terms of which are incorporated herein by reference.  It is the intention of the Assignor, Servicer and Assignee that the Flow SWSA shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

4.

Representations and Warranties of the Assignee.  The Assignee hereby represents and warrants to the Assignor as follows:

(a)

Decision to Purchase.  The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statement or representation of the Assignor or the Servicer other than those contained in the Flow SWSA or this Assignment Agreement.

(b)

Authority.  The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Flow SWSA.

(c)

Enforceability.  The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5.

Representations and Warranties of the Assignor.  The Assignor hereby represents and warrants to the Assignee as follows:

(a)

Organization.  The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority to enter into and perform its obligations under the Flow SWSA and this Assignment Agreement.

(b)

Enforceability.  This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c)

No Consent.  The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d)

Authorization; No Breach.  The execution and delivery of this Assignment Agreement have been duly authorized by all necessary action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e)

Actions; Proceedings.  There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Assignment Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f)

Prior Assignments; Pledges.  Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g)

Releases.  The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.  The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

(h)

Compliance with Applicable Laws.  Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to the Mortgage Loans have been complied with.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Properties and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

(i)

Bring Down.  With respect to the Flow SWSA, nothing has occurred or failed to occur from and after the closing date set forth in the Flow SWSA to April 28, 2006, that would cause any of the representations and warranties relating to the Mortgage Loans set forth in Section 3.2 of the Flow SWSA to be incorrect in any material respects as of the date hereof as if made on the date hereof.

(j)

HOEPA.  No Mortgage Loan is classified as a “high cost” mortgage loan under Section 32 of the Home Ownership and Equity Protection Act of 1994, as amended, and no Mortgage Loan is considered a “high cost” mortgage loan under any applicable federal, state or local predatory or abusive lending law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

(k)

No High Cost or Covered Loans.  No Transferred Mortgage Loan is a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Loan Documents to the JPM Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.  It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.  It is further understood and agreed that, except as specifically set forth in this Section 5, the Assignor shall be deemed not to have made the representations and warranties in Section 5(k) with respect to, and to the extent of, representations and warranties made, as to the matters covered in Section 5(k), by the Servicer in the Flow SWSA (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6.

Repurchase of Mortgage Loans.

Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee at the Purchase Price (as defined in the Trust Agreement).  Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within seventy-five (75) days of discovery of such Qualification Defect.

In the event of a repurchase of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee’s rights under the Flow SWSA, but only insofar as the Flow SWSA relates to such Mortgage Loan.

In the event the Servicer has breached a representation or warranty under the Flow SWSA that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer.  If the Servicer does not within sixty (60) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Flow SWSA) or purchase, or substitute for the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase the Mortgage Loan from the trust formed pursuant the Trust Agreement.  In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the terms of the Flow SWSA with respect to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

7.

Continuing Effect.  Except as contemplated hereby, the Flow SWSA shall remain in full force and effect in accordance with its terms.

8.

Governing Law.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9.

Notices.  Any notices or other communications permitted or required hereunder or under the Flow SWSA shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

(a)

in the case of the Servicer,

Lydian Private Bank

3801 PGA Boulevard, 7th Floor

Palm Beach Gardens, Florida  33410

Attention:  General Counsel

Telephone:  (561) 776-8860

Facsimile:  (561) 776-4723

or such other address as may hereafter be furnished by the Servicer;

(b)

in the case of the Assignee,

GS Mortgage Securities Corp.

85 Broad Street

New York, New York  10004

Attention:  Christina House

Facsimile:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee;

(c)

in the case of the Assignor,

Goldman Sachs Mortgage Company

85 Broad Street

New York, New York 10004

Attention:  Christina House

Facsimile:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor; and

(d)

In the case of the Master Servicer,

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland  21046

Attention:  Corporate Trust Group (GSR 2006-AR2)

(or in the case of overnight deliveries,

9062 Old Annapolis Road

Columbia, Maryland  21045)

Telephone:  (410) 884-2000

Facsimile:  (410) 715-2380

or such other address as may hereafter be furnished by the Master Servicer.

10.

Counterparts.  This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11.

Definitions.  Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Flow SWSA.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNEE:

GS MORTGAGE SECURITIES CORP.

By:__/s/ Michelle Gill_____________
Name:  Michelle Gill
Title:  Vice President

ASSIGNOR:

GOLDMAN SACHS MORTGAGE COMPANY

By:  Goldman Sachs Real Estate Funding

Corp., its General Partner

By:

__/s/ Mark Weiss_____________
Name:  Mark Weiss
Title:  Managing Director

SERVICER:

LYDIAN PRIVATE BANK

By:_/s/ I. Trevor Rozowsky______
Name:  I. Trevor Rozowsky
Title:  Chief Executive Officer

EXHIBIT 1

Mortgage Loan Schedule

[To be retained in a separate closing binder entitled “GSR 2006-AR2 Mortgage Loan Schedules” at the Washington D.C. Offices of McKee Nelson LLP]

EXHIBIT 2

Flow SWSA